IAI Investment Funds VIII, Inc.
                                                                File No. 2-84589




                         SUPPLEMENT DATED JULY 17, 1998
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1997
                                       OF
                                 IAI VALUE FUND
                (A PORTFOLIO OF IAI INVESTMENT FUNDS VIII, INC.)


Value Fund generally closed to new investors on May 12, 1998. Shareholders of Value Fund as of such closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Value Fund shares owned, through an existing systematic purchase or exchange plan, or through an existing retirement plan allocation. No changes in these plans or allocations having the effect of increasing current purchases of Value Fund shares will be permitted while the Fund is closed.

Value Fund invests from time to time directly in privately held, early-stage developing companies. One such company (the "Venture Company") filed a registration statement in May 1998 with the SEC for the purposes of offering its securities for public sale, also known as an initial public offering or "IPO". Using a fair value methodology based on information available at that time to IAI, the Fund's investment adviser and manager, the Fund's Board of Directors approved a substantial increase in the valuation of the Venture Company's securities. This valuation has had several effects, including a substantial increase in the Fund's net asset value. Some of these effects, however, have resulted in increased risks associated with investing in Value Fund. Certain of these risks results from the large percentage of the Value Fund's net assets invested in the Venture Company (approximately 23% as of July 16, 1998).

Subsequent to that initial filing, on July 16, 1998, the Venture Company filed an amended registration statement containing new information about the expected price range at which its securities would be offered for sale at the time of the IPO. Based on this new information, consistent with its fair value pricing methodology, the Fund's Board of Directors approved a decrease in the valuation of the Venture Company's securities. Even with this decrease in valuation, the Fund's investment in the Venture Company continues to present increased risks, as discussed elsewhere in this supplement.

The Venture Company intends to become a leading provider of high quality, low cost, long haul telecommunications capacity to second and third tier markets throughout the United States primarily by upgrading existing wireless infrastructure to develop a state-of-the-art, digital SONET network. The Venture Company believes there is a substantial market opportunity available to it, and that it will enjoy various competitive advantages.

However, the Value Fund investment in the Venture Company is subject to the significant risks of investing in small and early-stage developing companies described under "Venture Capital" and "Special Risk Factors Associated with Investing in Small Companies" at pages 19 and 23 of the Prospectus. The investment in the Venture Company is also subject to other significant risk fac-





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tors including: (1) its limited history of operations, operating losses and negative cash flow; (2) its significant capital requirements and uncertainty of obtaining additional financing; (3) its substantial use of leverage, and its ability to service its current and substantial additional indebtedness; (4) its ability to timely and cost-effectively complete its digital network, and sell a substantial amount of its capacity; (5) its ability to maintain and add additional long-term contractual relationships with various entities to enable it to deploy its network; (6) its ability to manage its future anticipated growth; (7) its dependence on key personnel; (8) its ability to successfully compete in the highly competitive telecommunications industry, where price competition has generally been intense and is expected to increase; (9) its substantial reliance on a single supplier of telecommunications equipment; (10) the existence of various technical limitations on its network; (11) the risk of rapid technological changes in the telecommunications industry; (12) the existence of substantial regulation by federal, state and local governmental agencies of its digital network; (13) the possibility that wireless equipment may pose health risks to humans due to radio frequency emissions; (14) the fact that the Venture Company does not expect to pay cash dividends for the foreseeable future; and (15) the risk that the IPO will not occur.

As of July 16, 1998, approximately 35% of the Value Fund's assets were illiquid. Since market quotations for such securities are not readily available, these securities are valued using a "fair value" methodology. The Venture Company's securities held by the Value Fund are subject to substantial restrictions on sale even after the Venture Company's IPO, because the underwriters of the Venture Company's IPO have requested that the Fund not sell or otherwise transfer the Venture Company's stock during the 180-day period following the effective date of the IPO.